UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2023

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9480 South Dixie Highway, Miami, Florida	33156
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2023, International Money Express, Inc. (the “Company”) announced that, effective as of January 16, 2023, the Board of Directors of the Company (the “Board”) had appointed Mr. Joseph Aguilar to a new position within the Company as the President and General Manager - Latin America, and further appointed Mr. Christopher D. Hunt as the acting Chief Operating Officer to succeed Mr. Aguilar, which appointment shall automatically become permanent upon regulatory approval of Mr. Hunt’s appointment.

Mr. Christopher D. Hunt, age 47, has served as Chief Information Officer of the Company since March 2021. Prior to joining the Company, Mr. Hunt served as the chief technology officer of Bankers Healthcare Group, a financial services company, from 2013 until 2021, and served as the IT director of Trulite Glass & Aluminum Solutions from 2011 to 2013. Mr. Hunt also held various management roles in the Systems Development Group of BankAtlantic from 2005 to 2011. Mr. Hunt holds a bachelor’s degree in business administration from the University of Florida.

There is no arrangement or understanding between Mr. Hunt and any other person relating to the selection of Mr. Hunt as an officer of the Company. There are no family relationships among Mr. Hunt and any of the Company’s directors or executive officers. Neither Mr. Hunt nor any immediate family member of Mr. Hunt has been or is currently proposed to be a participant in any transaction that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

In connection with the foregoing, on January 16, 2023, the Board authorized the Company to enter into an amendment (the “Amendment”) to that certain Employment Agreement, dated September 23, 2019, by and between the Company and Joseph Aguilar, to reflect the change in Mr. Aguilar’s title to President and General Manager - Latin America. All other terms of Mr. Aguilar’s employment agreement remain in full force and effect.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: January 17, 2023	By:	/s/ Ernesto Luciano
	Name:	Ernesto Luciano
	Title:	General Counsel